UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22970

Nuveen Dow 30SM Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December

2019

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Annual Shareholder Report for the period ending December 31, 2019

The Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2325, $0.2950, $0.2650 and $0.3900 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand. Across advanced economies growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the next phase of U.S.-China trade negotiations are expected to be more challenging and the U.K. has a relatively short transition window in which to redefine its relationship with the European Union.

We continue to anticipate muted economic growth and increased market volatility this year. The U.S. economy held steady in the second half of 2019, although growth for the year overall moderated from 2018’s pace. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Although consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages, economic growth there appears more fragile. The COVID-19 coronavirus outbreak poses a new downside risk to the global economy, as disruptions to both demand and production ripple through global supply chains. We are closely monitoring the situation.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 21, 2020

Portfolio Managers’ Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft are portfolio managers. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. David A. Friar and Jody I. Hrazanek serve as portfolio managers for the Funds.

Here the portfolio managers discuss their management strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2019.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in December 2019 from 3.9% in December 2018 and job gains averaged around 176,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in December 2019. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended December 31, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

nine U.S. census divisions, was up 3.5% year-over-year in November 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.0% and 2.6%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks, escalating rhetoric from both sides and a series of tariff increases, tensions appeared to ease in the later months of 2019. The U.S. and China signaled their agreement on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. (Subsequent to the close of the reporting period, the “phase one” deal was signed on January 15, 2020.) While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union, Brazil and Argentina also arose throughout the period. More than a year after the three countries signed onto the U.S., Mexico and Canada Agreement (USMCA) trade deal, which replaces the North American Free Trade Agreement, the U.S. House of Representatives approved the deal in December 2019 (and, subsequent to the close of the reporting period, the Senate voted in January 2020 to approve it). Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

The Brexit saga also appeared to make a breakthrough by the end of 2019. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. A U.K. general election was scheduled for December 2019, wherein the Conservative Party won a large majority and bolstered Prime Minister Johnson’s mandate to get Brexit done. A few days later, the British Parliament passed the Brexit Bill. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elsewhere, anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019, and Venezuela’s economic and political crisis deepened. In Argentina, markets were shocked by the defeat of incumbent President Macri, prompting concerns about the economic policies favored by the incoming Fernandez administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

The S&P 500® Index returned 31.49% in 2019, as strong returns in the first and fourth quarters of 2019 helped deliver its best annual return since 2013 and an annual return of over 30% for just the fifth time in the last three decades. The Dow Jones Industrial Average and Nasdaq 100 Index returned 25.34% and 36.69% percent, respectively.

Between the first and fourth quarters of 2019, the equity market advance was choppy and moderate as the market processed uncertainty over Fed policy, trade and the global economy. Though the S&P 500® Index returned 6.08% over the course of the second and third quarters, it experienced two sizeable drawdowns of 6.62% and 5.99%, occurring from May 3 through June 3 and July 26 through August 14, 2019, respectively. The first drawdown was driven by unease over trade and global economic growth as tensions between the U.S., China and Mexico escalated in concert with slowing growth in China. The equity market was particularly volatile during the second drawdown as the S&P 500® Index had three separate one-day declines of over 2.5% in August 2019. Despite these mid-year pullbacks and persistent concern over U.S. monetary policy, global trade, and economic growth, implied volatility levels were persistently below their historical average in 2019. The Chicago Board Options Exchange (Cboe) Volatility Index® (the VIX®) averaged 15.4 for 2019, below its historical average of 19.15. The 2019 closing high for the VIX® was 25.5 on January 3, as equity markets recovered from nearly-bear market territory in December 2018. The 2019 low for the VIX® was 11.5 on November 26, amidst strong returns in the equity market, before it ended the reporting period at 13.78.

What key strategies were used to manage the Funds during twelve-month reporting period ended December 31, 2019?

BXMX

The Nuveen S&P 500 Buy-Write Income Fund (BXMX or the Fund) seeks attractive total return with less volatility than the S&P 500® Index. During the twelve-month reporting period ended December 31, 2019, the Fund invested in an equity portfolio which sought to track the total return of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The cash premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance the BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium received by the Fund. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. In rising markets, the call options may reduce the Fund’s total return relative to the S&P 500® Index.

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry

Portfolio Managers’ Comments (continued)

out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to ETFs. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors.

Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the NASDAQ-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this twelve-month reporting period ended December 31, 2019?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the one-year, five-year and ten-year periods ended December 31, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index and, as available, a secondary custom blended benchmark.

For the twelve-month reporting period ended December 31, 2019, BXMX’s shares at NAV outperformed the CBOE S&P 500®BuyWrite Index (BXMSM), its primary index, but underperformed the S&P 500® Index. DIAX underperformed the Dow Jones Industrial Average and its secondary index, which is a blend of 55% CBOE DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® Index and its secondary index, which is a blend of 55% the CBOE S&P 500®BuyWrite Index (BXMSM) and 45% the S&P 500® Index. QQQX underperformed the Nasdaq-100 Index and its secondary index, which is a blend of 55% CBOE Nasdaq 100 BuyWrite Index (BXNSM) and 45% Nasdaq-100 Index.

BXMX

The Fund’s index-tracking equity portfolio contributed to performance, which enabled participation in the equity market’s above-average advance during the reporting period. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 7.69% compared to 12.47% and 8.80% for the S&P 500® and the BXMSM, respectively. Additionally, the Fund’s active approach to index call writing contributed positively to the Fund’s returns in May and August 2019 when the equity market experienced steep but temporary losses.

The index call options written by the Fund often have similar characteristics to the index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

Writing index call options limited equity market participation, generally detracting from the Fund’s return for the reporting period, consistent with expectations during periods when the equity market advances with below average implied volatility, as it did during each month of the reporting period except for May and August 2019. Additionally, the risk reducing cash flow generated by the Fund from writing index call options was relatively limited due to persistently below average implied volatility levels.

The Fund underperformed the BXMSM over the first six months of the reporting period. After keeping pace with its benchmark in the first quarter 2019, most of the underperformance occurred in May and June 2019. As equity markets retreated in May 2019, the Fund replaced select written index call options for contracts with lower strike prices to maintain typical market exposure as the market declined. This resulted in lower market exposure relative to the BXMSM during a brief but significant intra-month advance, translating to underperformance for the month of May. Similarly, the Fund underperformed in June 2019 primarily due to less market exposure than the BXMSM over the first three weeks of the month. May 2019’s market decline meant that the BXM’sSM single written option was well out-of-the-money at the beginning of June whereas the Fund’s portfolio of written options had a lower weighted-average strike price. The lower weighted-average strike price resulted in less market exposure and a lower return as the market rallied over the first three weeks of June 2019.

The Fund outperformed the BXMSM over the last six months of the reporting period. The written index call option component of the BXMSM detracted from its return in both the third and fourth quarters of 2019 as compared to the Fund’s active index call writing activity. Specifically, in the third quarter 2019, written call options contributed positively to the Fund’s return as it took advantage of elevated implied volatility levels during the mid-quarter equity market pullback. The Fund made several index call option trades to increase potential cash flow while maintaining a typical risk profile. In the fourth quarter 2019, the Fund experienced fewer written call option losses than the BXMSM as the Fund’s diversified and active call writing approach provided consistent exposure to market advances and more option writing cash flow than the BXM’sSM passive, single contract approach which resulted in decreasing market exposure during market advances and less cash flow.

DIAX

DIAX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 9.22% compared to 12.86% and 10.12% for Dow Jones Industrial Average and the secondary index, which is a blend of 55% CBOE DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

Portfolio Managers’ Comments (continued)

It is important to note the relationship between the market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

The market’s implied volatility, as measured by the VIX®, began the reporting period around 25 and ended the reporting period at 13.78. The VIX®’s year-over- year decline was one of largest in history. For the most part, NAM kept the Fund’s option overwrite level slightly above that of the DIAX Blended Benchmark. The option overwrite level ranged from 49% to 67%, but averaged 59% for the reporting period, above the Fund’s target average and its Blended Benchmark. During the first half of the reporting period, NAM included options on oil & gas processing exchange-traded funds (ETFs), utilities ETFs and biotechnology ETFs. However, during the majority of reporting period, NAM continued to make small tactical moves, mainly selling Index options on the S&P 500® Index and Russell 2000® Index.

Several factors contributed to the Fund’s underperformance most significantly the Fund’s overwrite levels for the reporting period. The Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was higher than its target and the Blended Benchmark, which detracted from performance. In addition, our small tactical moves which included selling options on oil & gas, utilities and biotech ETFs detracted from performance. Lastly, NAM utilized S&P 500® Index options. As the S&P 500® Index continued to advance during the reporting period, the level of the option’s premiums declined as well.

By keeping the overwrite level above the historical average of 55% during the reporting period, the Fund was able to buffer some of the downside when markets sold-off in late January and May 2019. In addition, NAM utilized Russell 2000® Index options. Unlike other indexes, the Russell 2000® Index had periods of flat performance throughout the reporting period. NAM was able to collect more premium income as it was a favorable environment for writing options on the Russell 2000® Index and contributed to performance.

SPXX

SPXX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 9.61% compared to 12.89% and 9.57% for the S&P 500® Index and its secondary index, which is a blend of 55% the CBOE S&P 500®BuyWrite Index (BXMSM) and 45% the S&P 500® Index, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

The market’s implied volatility, as measured by the VIX®, began the reporting period around 25 and ended the reporting period at 13.78. The VIX®’s year-over- year decline was one of largest in history. For the most part, NAM kept the Fund’s option overwrite level slightly above that of the SPXX Blended Benchmark. The option overwrite level ranged from 49% to 67%, but averaged 59% for the reporting period, above the Fund’s target average and its Blended Benchmark. During the first half of the reporting period, NAM included options on oil & gas processing exchange-traded funds (ETFs), utilities ETFs and biotechnology ETFs. However, during the majority of reporting period, NAM continued to make small tactical moves, mainly selling Index options on the S&P 500® Index and Russell 2000® Index.

Several factors contributed to the Fund’s underperformance most significantly the Fund’s overwrite levels for the reporting period. The Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was higher than its target and the Blended Benchmark, which detracted from performance. In addition, our small tactical moves which included selling options on oil & gas, utilities and biotech ETFs detracted from performance. Lastly, NAM utilized S&P 500® Index options. As the S&P 500® Index continued to advance during the reporting period, the level of the option’s premiums declined as well.

By keeping the overwrite level above the historical average of 55% during the reporting period, the Fund was able to buffer some of the downside when markets sold-off in late January and May 2019. In addition, NAM utilized Russell 2000® Index options. Unlike other indexes, the Russell 2000® Index had periods of flat performance throughout the reporting period. NAM was able to collect more premium income as it was a favorable environment for writing options on the Russell 2000® Index and contributed to performance.

QQQX

QQQX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 11.94% compared to 15.72% and 12.24% for the Nasdaq-100 Index and its secondary index, which is a blend of 55% CBOE Nasdaq 100 BuyWrite Index (BXNSM) and 45% Nasdaq-100 Index, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

The market’s implied volatility, as measured by the VIX®, began the reporting period around 25 and ended the reporting period at 13.78. The VIX®’s year-over- year decline was one of largest in history. For the most part, NAM kept the Fund’s option overwrite level slightly above that of the QQQX Blended Benchmark. The option overwrite level ranged from 49% to 67%, but averaged 59% for the reporting period, above the Fund’s target average and its Blended Benchmark. During the first half of the reporting period, NAM included options on oil & gas processing exchange-traded funds (ETFs), utilities ETFs and biotechnology ETFs. However, during the majority of reporting period, NAM continued to make small tactical moves, mainly selling Index options on the Nasdaq-100 Index and Russell 2000® Index.

Several factors contributed to the Fund’s underperformance most significantly the Fund’s overwrite levels for the reporting period. The Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was higher than its target and the Blended Benchmark, which detracted from performance. In addition, our small tactical moves which included selling options on oil & gas, utilities and biotech ETFs detracted from performance. Lastly, NAM utilized S&P 500® Index options. As the S&P 500® Index continued to advance during the reporting period, the level of the option’s premiums declined as well. Lastly, as the Nasdaq 100 Index continued to advance during the reporting period, the level of the option’s premiums declined as well. This dynamic made the risk/reward of selling options increasingly unattractive.

By keeping the overwrite level above the historical average of 55% during the reporting period, the Fund was able to buffer some of the downside when markets sold-off in late January and May 2019. Lastly, NAM utilized Russell 2000® Index options. Unlike other indices, the Russell 2000® Index had periods of flat performance throughout the reporting period. NAM was able to collect more premium income as it was a favorable environment for writing options on the Russell 2000® Index and contributed to performance.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2019 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2019

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, and the Funds currently estimate that they have done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the latest month-end. Each Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of November 30, 2019

			Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
BXMX (FYE 12/31)	10/2004
Current Quarter		$0.2325	$0.0363	$0.0000	$0.0000	$0.1962	15.60%	0.00%	0.00%	84.40%
Fiscal YTD		$0.9300	$0.1451	$0.0000	$0.0000	$0.7849	15.60%	0.00%	0.00%	84.40%
DIAX (FYE 12/31)	04/2005
Current Quarter		$0.2950	$0.0647	$0.0000	$0.0000	$0.2303	21.90%	0.00%	0.00%	78.10%
Fiscal YTD		$1.1800	$0.2586	$0.0000	$0.0000	$0.9214	21.90%	0.00%	0.00%	78.10%
SPXX (FYE 12/31)	11/2005
Current Quarter		$0.2650	$0.0405	$0.0000	$0.0000	$0.2245	15.30%	0.00%	0.00%	84.70%
Fiscal YTD		$1.0600	$0.1620	$0.0000	$0.0000	$0.8980	15.30%	0.00%	0.00%	84.70%
QQQX (FYE 12/31)	01/2007
Current Quarter		$0.3900	$0.0151	$0.0000	$0.0000	$0.3749	3.90%	0.00%	0.00%	96.10%
Fiscal YTD		$1.5600	$0.0605	$0.0000	$0.0000	$1.4995	3.90%	0.00%	0.00%	96.10%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2019

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
BXMX	10/2004	$0.2325	$0.9300	$13.75	7.02%	6.76%	14.88%	6.76%
DIAX	04/2005	$0.2950	$1.1800	$18.39	8.30%	6.42%	14.29%	6.42%
SPXX	11/2005	$0.2650	$1.0600	$16.25	7.44%	6.52%	18.54%	6.52%
QQQX	01/2007	$0.3900	$1.5600	$23.91	10.55%	6.52%	24.22%	6.52%

[1]	As a percentage of 11/29/19 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2019

The following tables provide information regarding the Funds’ common share distributions and total return performance for the fiscal year ended December 31, 2019. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2019

	Per Share Sources of Distribution					Percentage of the Distribution
Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
BXMX
Fiscal YTD	$0.9300	$0.1558	$0.0000	$0.0000	$0.7742	16.75%	0.00%	0.00%	83.25%
DIAX
Fiscal YTD	$1.1800	$0.2720	$0.0000	$0.0000	$0.9080	23.05%	0.00%	0.00%	76.95%
SPXX
Fiscal YTD	$1.0600	$0.1801	$0.0000	$0.0000	$0.8799	16.99%	0.00%	0.00%	83.01%
QQQX
Fiscal YTD	$1.5600	$0.0518	$0.0000	$0.0000	$1.5082	3.32%	0.00%	0.00%	96.68%

Common Share Information (continued)

Data as of December 31, 2019

			Annualized
Fund	Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
BXMX	10/2004	$13.68	16.16%	7.26%	6.80%
DIAX	04/2005	$18.20	14.94%	8.38%	6.48%
SPXX	11/2005	$16.27	20.62%	7.81%	6.52%
QQQX	01/2007	$24.12	27.33%	11.52%	6.47%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Additional authorized common shares	10,400,000	3,600,000	1,600,000	11,355,021

During the current reporting period, the Funds sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares sold through shelf offering	242,725	205,606	380,562	1,619,980
Weighted average premium to NAV per common share sold	1.18%	1.34%	1.27%	1.78%

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Common Share Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares cumulatively repurchased and retired	460,238	—	383,763	—
Common shares authorized for repurchase	10,385,000	3,625,000	1,680,000	3,930,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common share NAV	$13.68	$18.20	$16.27	$24.12
Common share price	$13.75	$17.66	$16.47	$24.05
Premium/(Discount) to NAV	0.51%	(2.97)%	1.23%	(0.29)%
12-month average premium/(discount) to NAV	(1.14)%	(1.31)%	0.84%	(0.05)%

Risk Considerations and Investment Policy Updates

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

Investment Policy Updates

Change in Investment Policy

Each Fund has recently adopted the following policy regarding limits to investments in illiquid securities: While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of December 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
BXMX at Common Share NAV	16.16%	7.26%	8.43%
BXMX at Common Share Price	22.08%	10.18%	8.96%
CBOE S&P 500® BuyWrite Index (BXMSM)	15.68%	7.00%	7.05%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.9%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(2.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	4.8%
Microsoft Corp	4.7%
Alphabet Inc	3.2%
Amazon.Com, Inc	3.0%
JP Morgan Chase & Co	2.0%

Portfolio Composition

(% of total investments)

Software	7.4%
Banks	5.8%
Interactive Media & Services	5.2%
Technology Hardware, Storage & Peripherals	5.0%
Pharmaceuticals	4.8%
IT Services	4.7%
Semiconductors & Semiconductor Equipment	4.1%
Oil, Gas, & Consumable Fuels	3.9%
Internet and Direct Marketing Retail	3.5%
Health Care Equipment & Supplies	3.1%
Health Care Providers & Services	2.9%
Equity Real Estate Investment Trust	2.8%
Specialty Retail	2.7%
Capital Markets	2.7%

Insurance	2.3%
Aerospace & Defense	2.3%
Diversified Telecommunication Services	2.1%
Biotechnology	2.1%
Diversified Financial Services	2.0%
Beverages	2.0%
Machinery	2.0%
Hotels, Restaurants & Leisure	2.0%
Entertainment	1.9%
Household Products	1.8%
Multi-Utilities	1.6%
Repurchase Agreements	1.8%
Other	17.5%
Total	100%

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
DIAX at Common Share NAV	14.94%	8.38%	10.13%
DIAX at Common Share Price	17.07%	10.05%	9.53%
Dow Jones Industrial Average (DJIA)	25.34%	12.59%	13.40%
DIAX Blended Benchmark[1]	19.26%	9.27%	9.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The DIAX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD), 2) 45% Dow Jones Industrial Average (DJIA).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.2%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Boeing Co	7.7%
UnitedHealth Group Inc	7.0%
Apple Inc	7.0%
Goldman Sachs Group Inc	5.5%
Home Depot Inc	5.2%

Portfolio Composition

(% of total investments)

Aerospace & Defense	11.3%
IT Services	7.6%
Health Care Providers & Services	7.0%
Technology Hardware, Storage & Peripherals	6.9%
Pharmaceuticals	6.5%
Capital Markets	5.4%
Specialty Retail	5.2%
Hotels, Restaurants & Leisure	4.7%
Oil, Gas, & Consumable Fuels	4.5%
Food & Staples Retailing	4.2%
Industrial Conglomerates	4.2%
Software	3.7%
Machinery	3.5%
Entertainment	3.4%
Banks	3.3%
Repurchase Agreements	0.4%
Other	18.2%
Total	100%

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
SPXX at Common Share NAV	20.62%	7.81%	9.09%
SPXX at Common Share Price	25.40%	10.27%	10.34%
S&P 500® Index[1]	31.49%	11.70%	13.56%
SPXX Blended Benchmark	22.60%	9.13%	9.99%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The SPXX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM), 2) 45% S&P 500®.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Common Stock Rights	0.0%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	5.1%
Microsoft Corp	4.9%
Amazon.Com, Inc	3.1%
Alphabet Inc	3.0%
JP Morgan Chase & Co	2.2%

Portfolio Composition

(% of total investments)

Banks	6.8%
Software	6.1%
IT Services	5.8%
Interactive Media & Services	5.2%
Technology Hardware, Storage & Peripherals	5.1%
Pharmaceuticals	5.0%
Oil, Gas, & Consumable Fuels	4.6%
Semiconductors & Semiconductor Equipment	4.5%
Internet and Direct Marketing Retail	3.9%
Health Care Providers & Services	3.3%
Specialty Retail	3.2%
Capital Markets	3.0%
Health Care Equipment & Supplies	2.9%

Aerospace & Defense	2.7%
Insurance	2.5%
Machinery	2.4%
Beverages	2.4%
Household Products	2.1%
Diversified Telecommunication Services	1.9%
Entertainment	1.9%
Hotels, Restaurants & Leisure	1.9%
Chemicals	1.8%
Industrial Conglomerates	1.8%
Repurchase Agreements	0.5%
Other	18.7%
Total	100%

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
QQQX at Common Share NAV	27.33%	11.52%	13.70%
QQQX at Common Share Price	28.73%	12.31%	13.58%
Nasdaq 100® Index	39.46%	16.91%	18.07%
QQQX Blended Benchmark[1]	27.95%	12.85%	12.41%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The QQQX Blended Benchmark consists of: 1) 55% Chicago Board of Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), 2) 45% Nasdaq-100 Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.7%
Common Stock Rights	0.0%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	13.9%
Microsoft Corp	12.7%
Amazon.Com, Inc	10.2%
Alphabet Inc	9.2%
Facebook Inc.	4.3%

Portfolio Composition

(% of total investments)

Software	15.0%
Interactive Media & Services	14.7%
Technology Hardware, Storage & Peripherals	14.1%
Internet and Direct Marketing Retail	13.0%
Semiconductors & Semiconductor Equipment	12.8%
Biotechnology	6.6%
IT Services	4.3%
Repurchase Agreements	0.3%
Other	19.2%
Total	100%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen S&P 500 Buy-Write Income Fund

Nuveen Dow 30SM Dynamic Overwrite Fund

Nuveen S&P 500 Dynamic Overwrite Fund

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2020

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.9%

	COMMON STOCKS – 100.9% (2)

	Aerospace & Defense – 2.3%

41,868	Arconic Inc	$1,288,278
31,830	Boeing Co	10,368,941
9,566	HEICO Corp	1,091,959
7,494	Huntington Ingalls Industries Inc	1,880,095
14,128	Northrop Grumman Corp	4,859,608
24,288	Raytheon Co	5,337,045
56,947	United Technologies Corp	8,528,383
	Total Aerospace & Defense	33,354,309

	Air Freight & Logistics – 0.5%

59,898	United Parcel Service Inc, Class B	7,011,660

	Airlines – 0.3%

49,834	United Airlines Holdings Inc, (3)	4,389,877

	Auto Components – 0.1%

10,862	Cooper Tire & Rubber Co	312,282
50,606	Gentex Corp	1,466,562
	Total Auto Components	1,778,844

	Automobiles – 0.3%

270,157	Ford Motor Co	2,512,460
24,260	Harley-Davidson Inc	902,229
1,775	Tesla Inc, (3)	742,536
	Total Automobiles	4,157,225

	Banks – 5.9%

570,685	Bank of America Corp	20,099,526
153,202	Citigroup Inc	12,239,308
26,341	Comerica Inc	1,889,967
88,630	Fifth Third Bancorp	2,724,486
108,513	First Horizon National Corp	1,796,975
210,599	JPMorgan Chase & Co	29,357,500
22,489	M&T Bank Corp	3,817,508
229,426	Wells Fargo & Co	12,343,119
	Total Banks	84,268,389

	Beverages – 2.0%

236,012	Coca-Cola Co	13,063,264
4,611	Keurig Dr Pepper Inc	133,489
40,037	Monster Beverage Corp, (3)	2,544,351
94,067	PepsiCo Inc	12,856,137
	Total Beverages	28,597,241

	Biotechnology – 2.1%

89,175	AbbVie Inc	7,895,555
3,766	Alnylam Pharmaceuticals Inc, (3)	433,730
41,186	Amgen Inc	9,928,709
13,139	Biogen Inc, (3)	3,898,735
12,436	BioMarin Pharmaceutical Inc, (3)	1,051,464
5,150	Exact Sciences Corp, (3)	476,272
92,497	Gilead Sciences Inc	6,010,455
6,268	Seattle Genetics Inc, (3)	716,182
	Total Biotechnology	30,411,102

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Building Products – 0.4%

15,922	Allegion PLC	$1,982,926
62,640	Masco Corp	3,006,093
	Total Building Products	4,989,019

	Capital Markets – 2.7%

98,862	Charles Schwab Corp	4,701,877
29,588	CME Group Inc	5,938,903
42,992	Eaton Vance Corp	2,007,296
28,147	Goldman Sachs Group Inc	6,471,840
69,945	Intercontinental Exchange Inc	6,473,410
23,232	Legg Mason Inc	834,261
124,288	Morgan Stanley	6,353,602
21,558	S&P Global Inc	5,886,412
2,591	TD Ameritrade Holding Corp	128,773
13,047	Waddell & Reed Financial Inc, Class A	218,146
	Total Capital Markets	39,014,520

	Chemicals – 1.2%

22,547	AdvanSix Inc, (3)	450,038
16,669	Chemours Co	301,542
78,267	Corteva Inc	2,313,573
65,033	Dow Inc	3,559,256
62,296	DuPont de Nemours Inc	3,999,403
47,248	Eastman Chemical Co	3,744,876
41,063	Olin Corp	708,337
34,202	RPM International Inc	2,625,346
	Total Chemicals	17,702,371

	Commercial Services & Supplies – 0.4%

52,712	Waste Management Inc	6,007,060

	Communications Equipment – 1.2%

24,808	Ciena Corp, (3)	1,059,053
266,720	Cisco Systems Inc	12,791,891
5,462	Lumentum Holdings Inc, (3)	433,137
17,783	Motorola Solutions Inc	2,865,553
27,916	Viavi Solutions Inc, (3)	418,740
	Total Communications Equipment	17,568,374

	Consumer Finance – 0.4%

50,167	Discover Financial Services	4,255,165
98,887	SLM Corp	881,083
	Total Consumer Finance	5,136,248

	Containers & Packaging – 0.5%

20,367	Avery Dennison Corp	2,664,411
7,736	Crown Holdings Inc, (3)	561,170
21,019	Packaging Corp of America	2,353,918
18,945	Sonoco Products Co	1,169,285
	Total Containers & Packaging	6,748,784

	Distributors – 0.2%

23,926	Genuine Parts Co	2,541,659

	Diversified Financial Services – 2.0%

118,178	Berkshire Hathaway Inc, Class B, (3)	26,767,317
53,398	Jefferies Financial Group Inc	1,141,115
12,729	Voya Financial Inc	776,215
	Total Diversified Financial Services	28,684,647

	Diversified Telecommunication Services – 2.2%

402,548	AT&T Inc	15,731,576
241,697	Verizon Communications Inc	14,840,196
	Total Diversified Telecommunication Services	30,571,772

Shares	Description (1)	Value

	Electric Utilities – 1.4%

59,189	Duke Energy Corp	$5,398,629
48,432	Evergy Inc	3,152,439
52,512	OGE Energy Corp	2,335,209
44,815	Pinnacle West Capital Corp	4,030,213
79,055	Southern Co	5,035,803
	Total Electric Utilities	19,952,293

	Electrical Equipment – 0.9%

39,086	Eaton Corp PLC	3,702,226
57,064	Emerson Electric Co	4,351,701
8,860	Hubbell Inc	1,309,685
16,930	Rockwell Automation Inc	3,431,203
	Total Electrical Equipment	12,794,815

	Electronic Equipment, Instruments & Components – 0.3%

12,333	CDW Corp	1,761,645
74,116	Corning Inc	2,157,517
	Total Electronic Equipment, Instruments & Components	3,919,162

	Energy Equipment & Services – 0.5%

18,338	Diamond Offshore Drilling Inc, (3)	131,850
82,352	Halliburton Co	2,015,154
56,354	Patterson-UTI Energy Inc	591,717
102,821	Schlumberger Ltd	4,133,404
	Total Energy Equipment & Services	6,872,125

	Entertainment – 2.0%

46,851	Activision Blizzard Inc	2,783,886
27,343	Netflix Inc, (3)	8,847,375
3,692	Roku Inc, (3)	494,359
112,326	Walt Disney Co	16,245,709
	Total Entertainment	28,371,329

	Equity Real Estate Investment Trust – 2.8%

33,108	American Homes 4 Rent, Class A	867,761
85,831	Apartment Investment & Management Co, Class A	4,433,171
40,593	Brandywine Realty Trust	639,340
81,089	CubeSmart	2,552,682
105,753	Equity Commonwealth	3,471,871
84,268	Healthcare Realty Trust Inc	2,812,023
21,679	Invitation Homes Inc	649,720
98,614	Lexington Realty Trust	1,047,281
50,701	Liberty Property Trust	3,044,595
76,035	Prologis Inc	6,777,760
51,162	Sabra Health Care REIT Inc	1,091,797
21,516	Sun Communities Inc	3,229,551
48,653	Ventas Inc	2,809,224
62,339	Welltower Inc	5,098,083
62,741	Weyerhaeuser Co	1,894,778
	Total Equity Real Estate Investment Trust	40,419,637

	Food & Staples Retailing – 1.5%

3,640	Casey’s General Stores Inc	578,724
90,209	Kroger Co	2,615,159
28,977	US Foods Holding Corp, (3)	1,213,846
61,680	Walgreens Boots Alliance Inc	3,636,653
108,365	Walmart Inc	12,878,096
	Total Food & Staples Retailing	20,922,478

	Food Products – 0.8%

24,890	Lamb Weston Holdings Inc	2,141,287
155,956	Mondelez International Inc, Class A	8,590,056
7,981	Post Holdings Inc, (3)	870,727
	Total Food Products	11,602,070

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Gas Utilities – 0.1%

13,073	Atmos Energy Corp	$1,462,346
2,933	National Fuel Gas Co	136,502
	Total Gas Utilities	1,598,848

	Health Care Equipment & Supplies – 3.2%

137,518	Abbott Laboratories	11,944,813
7,646	Avanos Medical Inc, (3)	257,670
49,755	Baxter International Inc	4,160,513
88,385	Boston Scientific Corp, (3)	3,996,770
24,533	Hill-Rom Holdings Inc	2,785,232
62,503	Hologic Inc, (3)	3,263,282
11,216	Intuitive Surgical Inc, (3)	6,630,338
108,168	Medtronic PLC	12,271,660
	Total Health Care Equipment & Supplies	45,310,278

	Health Care Providers & Services – 3.0%

21,108	Anthem Inc	6,375,249
24,227	Cigna Corp	4,954,179
8,265	Covetrus Inc, (3)	109,098
76,107	CVS Health Corp	5,653,989
27,308	HCA Healthcare Inc	4,036,396
32,844	Henry Schein Inc, (3)	2,191,352
64,040	UnitedHealth Group Inc	18,826,479
	Total Health Care Providers & Services	42,146,742

	Health Care Technology – 0.3%

48,264	Cerner Corp	3,542,095

	Hotels, Restaurants & Leisure – 2.0%

30,663	Carnival Corp	1,558,600
4,347	Domino’s Pizza Inc	1,277,062
4,278	Dunkin’ Brands Group Inc	323,160
33,299	Marriott International Inc/MD, Class A	5,042,468
5,670	Marriott Vacations Worldwide Corp	730,069
54,028	McDonald’s Corp	10,676,473
85,024	Starbucks Corp	7,475,310
10,801	Wynn Resorts Ltd	1,499,935
	Total Hotels, Restaurants & Leisure	28,583,077

	Household Durables – 0.5%

20,159	Garmin Ltd	1,966,712
32,967	KB Home	1,129,779
23,685	Newell Brands Inc	455,226
403	NVR Inc, (3)	1,534,789
9,507	TopBuild Corp, (3)	979,981
6,203	Whirlpool Corp	915,129
	Total Household Durables	6,981,616

	Household Products – 1.8%

81,696	Colgate-Palmolive Co	5,623,953
162,734	Procter & Gamble Co	20,325,476
1,338	Spectrum Brands Holdings Inc	86,020
	Total Household Products	26,035,449

	Industrial Conglomerates – 1.5%

33,787	3M Co	5,960,702
518,111	General Electric Co	5,782,119
56,336	Honeywell International Inc	9,971,472
	Total Industrial Conglomerates	21,714,293

	Insurance – 2.4%

392	Alleghany Corp, (3)	313,431
44,247	Allstate Corp	4,975,575

Shares	Description (1)	Value

	Insurance (continued)

73,283	American International Group Inc	$3,761,616
49,370	Arthur J Gallagher & Co	4,701,505
37,130	CNO Financial Group Inc	673,167
23,577	Fidelity National Financial Inc	1,069,217
32,421	Genworth Financial Inc, Class A, (3)	142,652
65,166	Hartford Financial Services Group Inc	3,960,138
4,703	Kemper Corp	364,483
39,379	Lincoln National Corp	2,323,755
48,336	Marsh & McLennan Cos Inc	5,385,114
2,957	RenaissanceRe Holdings Ltd	579,631
38,705	Travelers Cos Inc	5,300,650
3,483	WR Berkley Corp	240,675
	Total Insurance	33,791,609

	Interactive Media & Services – 5.3%

17,158	Alphabet Inc, Class A (3)	22,981,254
17,261	Alphabet Inc, Class C (3)	23,078,302
139,617	Facebook Inc, Class A, (3)	28,656,389
4,685	IAC/InterActiveCorp, (3)	1,167,080
	Total Interactive Media & Services	75,883,025

	Internet & Direct Marketing Retail – 3.6%

23,457	Amazon.com Inc, (3)	43,344,783
2,975	Booking Holdings Inc, (3)	6,109,847
61,995	eBay Inc	2,238,639
	Total Internet & Direct Marketing Retail	51,693,269

	IT Services – 4.9%

26,791	Akamai Technologies Inc, (3)	2,314,207
1,922	Alliance Data Systems Corp	215,648
38,161	Automatic Data Processing Inc	6,506,451
16,990	Black Knight Inc, (3)	1,095,515
23,562	Broadridge Financial Solutions Inc	2,910,850
52,417	Fidelity National Information Services Inc	7,290,681
53,753	International Business Machines Corp	7,205,052
88,213	PayPal Holdings Inc, (3)	9,542,000
4,691	Twilio Inc, Class A, (3)	461,031
25,712	VeriSign Inc, (3)	4,954,188
142,000	Visa Inc, Class A	26,681,800
	Total IT Services	69,177,423

	Leisure Products – 0.1%

25,861	Mattel Inc, (3)	350,417
7,753	Polaris Inc	788,480
	Total Leisure Products	1,138,897

	Life Sciences Tools & Services – 0.6%

24,185	Thermo Fisher Scientific Inc	7,856,981

	Machinery – 2.0%

40,103	Caterpillar Inc	5,922,411
18,609	Cummins Inc	3,330,267
25,288	Deere & Co	4,381,399
33,045	Graco Inc	1,718,340
24,493	Ingersoll-Rand PLC	3,255,609
16,893	Parker-Hannifin Corp	3,476,917
10,699	Snap-on Inc	1,812,410
21,492	Stanley Black & Decker Inc	3,562,084
10,383	Timken Co	584,667
4,597	Woodward Inc	544,469
	Total Machinery	28,588,573

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Media – 1.2%

282,270	Comcast Corp, Class A	$12,693,682
21,843	DISH Network Corp, Class A, (3)	774,771
25,477	New York Times Co, Class A	819,595
79,467	News Corp, Class A	1,123,663
22,488	Omnicom Group Inc	1,821,978
	Total Media	17,233,689

	Metals & Mining – 0.4%

33,990	Barrick Gold Corp	631,874
62,781	Newmont Goldcorp Corp	2,727,835
37,498	Nucor Corp	2,110,387
	Total Metals & Mining	5,470,096

	Mortgage Real Estate Investment Trust – 0.0%

48,788	Annaly Capital Management Inc	459,583

	Multiline Retail – 0.1%

25,320	Macy’s Inc	430,440
16,563	Nordstrom Inc	677,924
	Total Multiline Retail	1,108,364

	Multi-Utilities – 1.7%

67,348	Ameren Corp	5,172,326
55,108	Consolidated Edison Inc	4,985,621
17,519	NorthWestern Corp	1,255,587
68,562	Public Service Enterprise Group Inc	4,048,586
91,353	WEC Energy Group Inc	8,425,487
	Total Multi-Utilities	23,887,607

	Oil, Gas & Consumable Fuels – 4.0%

56,272	Cenovus Energy Inc	571,161
18,536	Cheniere Energy Inc, (3)	1,131,994
113,576	Chevron Corp	13,687,044
22,578	CNX Resources Corp, (3)	199,815
88,050	ConocoPhillips	5,725,892
32,145	Continental Resources Inc/OK	1,102,574
89,671	Encana Corp	420,557
258,087	Exxon Mobil Corp	18,009,311
38,804	Hess Corp	2,592,495
57,206	Occidental Petroleum Corp	2,357,459
33,008	ONEOK Inc	2,497,715
37,257	Phillips 66	4,150,802
15,494	Suncor Energy Inc	508,203
38,651	Valero Energy Corp	3,619,666
	Total Oil, Gas & Consumable Fuels	56,574,688

	Pharmaceuticals – 5.0%

17,398	Allergan PLC	3,325,976
142,852	Bristol-Myers Squibb Co	9,169,670
61,081	Eli Lilly & Co	8,027,876
155,741	Johnson & Johnson	22,717,940
166,327	Merck & Co Inc	15,127,440
318,517	Pfizer Inc	12,479,496
	Total Pharmaceuticals	70,848,398

	Professional Services – 0.2%

2,639	CoStar Group Inc, (3)	1,578,914
9,803	ManpowerGroup Inc	951,871
3,437	TransUnion	294,242
	Total Professional Services	2,825,027

Shares	Description (1)	Value

	Road & Rail – 0.9%

8,512	Canadian Pacific Railway Ltd	$2,170,134
4,425	Lyft Inc, Class A, (3)	190,364
32,908	Norfolk Southern Corp	6,388,430
17,831	Old Dominion Freight Line Inc	3,383,967
16,520	Uber Technologies Inc, (3)	491,305
	Total Road & Rail	12,624,200

	Semiconductors & Semiconductor Equipment – 4.2%

50,793	Analog Devices Inc	6,036,240
26,083	Broadcom Inc	8,242,750
265,662	Intel Corp	15,899,871
22,159	Lam Research Corp	6,479,291
33,828	Marvell Technology Group Ltd	898,472
32,070	Microchip Technology Inc	3,358,370
40,805	NVIDIA Corp	9,601,416
12,918	NXP Semiconductors NV	1,643,945
70,235	ON Semiconductor Corp, (3)	1,712,329
70,368	QUALCOMM Inc	6,208,569
	Total Semiconductors & Semiconductor Equipment	60,081,253

	Software – 7.6%

38,171	Adobe Inc, (3)	12,589,178
22,938	Autodesk Inc, (3)	4,208,205
552	CDK Global Inc	30,183
426,934	Microsoft Corp	67,327,492
148,455	Oracle Corp	7,865,146
3,531	Palo Alto Networks Inc, (3)	816,544
4,451	Paycom Software Inc, (3)	1,178,447
67,056	Salesforce.com Inc, (3)	10,905,988
10,864	ServiceNow Inc, (3)	3,067,124
3,736	Zoom Video Communications Inc, Class A, (3)	254,197
	Total Software	108,242,504

	Specialty Retail – 2.8%

8,358	American Eagle Outfitters Inc	122,862
22,501	Best Buy Co Inc	1,975,588
2,459	Burlington Stores Inc, (3)	560,726
21,763	CarMax Inc, (3)	1,907,962
3,114	Five Below Inc, (3)	398,156
74,748	Home Depot Inc	16,323,468
53,089	Lowe’s Cos Inc	6,357,939
34,481	Ross Stores Inc	4,014,278
13,589	Tiffany & Co	1,816,170
96,004	TJX Cos Inc	5,862,004
	Total Specialty Retail	39,339,153

	Technology Hardware, Storage & Peripherals – 5.2%

235,058	Apple Inc	69,024,782
10,410	Dell Technologies Inc, Class C, (3)	534,970
113,540	HP Inc	2,333,247
27,940	NetApp Inc	1,739,265
	Total Technology Hardware, Storage & Peripherals	73,632,264

	Textiles, Apparel & Luxury Goods – 0.5%

6,689	Kontoor Brands Inc	280,871
10,474	Lululemon Athletica Inc, (3)	2,426,511
46,827	VF Corp	4,666,779
	Total Textiles, Apparel & Luxury Goods	7,374,161

	Thrifts & Mortgage Finance – 0.1%

65,278	MGIC Investment Corp	924,989

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)			Value

	Tobacco – 0.8%

97,666	Altria Group Inc			$4,874,510
83,206	Philip Morris International Inc			7,079,999
	Total Tobacco			11,954,509

	Trading Companies & Distributors – 0.0%

13,839	HD Supply Holdings Inc, (3)			556,605

	Wireless Telecommunication Services – 0.0%

73,195	Sprint Corp, (3)			381,346
	Total Long-Term Investments (cost $600,477,786)			1,435,347,621

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8%

	REPURCHASE AGREEMENTS – 1.8%

$26,089	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $26,090,368, collateralized by $23,915,000, U.S. Treasury Bonds, 2.875%, due 8/15/45, value $26,615,219	0.650%	1/02/20	$26,089,426
	Total Short-Term Investments (cost $26,089,426)			26,089,426
	Total Investments (cost $626,567,212) – 102.7%			1,461,437,047
	Other Assets Less Liabilities – (2.7)% (4)			(38,765,153)
	Net Assets Applicable to Common Shares – 100%			$1,422,671,894

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(489)	$(154,035,000)	$3,150	1/17/20	$(4,667,505)
S&P 500® Index	Call	(489)	(152,812,500)	3,125	2/21/20	(6,787,320)
S&P 500® Index	Call	(489)	(154,035,000)	3,150	2/21/20	(5,789,760)
S&P 500® Index	Call	(490)	(156,800,000)	3,200	2/21/20	(3,917,550)
S&P 500® Index	Call	(490)	(158,025,000)	3,225	2/21/20	(3,057,600)
S&P 500® Index	Call	(489)	(160,147,500)	3,275	2/21/20	(1,613,700)
S&P 500® Index	Call	(489)	(155,257,500)	3,175	3/20/20	(5,772,645)
S&P 500® Index	Call	(489)	(157,702,500)	3,225	3/20/20	(4,063,590)
S&P 500® Index	Call	(489)	(160,147,500)	3,275	3/20/20	(2,601,480)
Total Options Written (premiums received $24,379,850)		(4,403)	$(1,408,962,500)			$(38,271,150)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.2%

	COMMON STOCKS – 100.2%

	Aerospace & Defense – 11.3%

157,500	Boeing Co, (2)	$51,307,200
157,500	United Technologies Corp, (2)	23,587,200
	Total Aerospace & Defense	74,894,400

	Banks – 3.3%

157,500	JPMorgan Chase & Co	21,955,500

	Beverages – 1.3%

157,500	Coca-Cola Co	8,717,625

	Capital Markets – 5.5%

157,500	Goldman Sachs Group Inc, (2)	36,213,975

	Chemicals – 1.3%

157,500	Dow Inc	8,619,975

	Communications Equipment – 1.1%

157,500	Cisco Systems Inc	7,553,700

	Consumer Finance – 3.0%

157,500	American Express Co, (2)	19,607,175

	Diversified Telecommunication Services – 1.5%

157,500	Verizon Communications Inc, (2)	9,670,500

	Entertainment – 3.4%

157,500	Walt Disney Co	22,779,225

	Food & Staples Retailing – 4.2%

157,500	Walgreens Boots Alliance Inc	9,286,200
157,500	Walmart Inc, (2)	18,717,300
	Total Food & Staples Retailing	28,003,500

	Health Care Providers & Services – 7.0%

157,500	UnitedHealth Group Inc, (2)	46,301,850

	Hotels, Restaurants & Leisure – 4.7%

157,500	McDonald’s Corp, (2)	31,123,575

	Household Products – 3.0%

157,500	Procter & Gamble Co, (2)	19,671,750

	Industrial Conglomerates – 4.2%

157,500	3M Co	27,786,150

	Insurance – 3.3%

157,500	Travelers Cos Inc, (2)	21,569,625

	IT Services – 7.7%

157,500	International Business Machines Corp, (2)	21,111,300
157,500	Visa Inc, Class A, (2)	29,594,250
	Total IT Services	50,705,550

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)			Value

	Machinery – 3.5%

157,500	Caterpillar Inc			$23,259,600

	Oil, Gas & Consumable Fuels – 4.5%

157,500	Chevron Corp, (2)			18,980,325
157,500	Exxon Mobil Corp			10,990,350
	Total Oil, Gas & Consumable Fuels			29,970,675

	Pharmaceuticals – 6.6%

157,500	Johnson & Johnson			22,974,525
157,500	Merck & Co Inc			14,324,625
157,500	Pfizer Inc, (2)			6,170,850
	Total Pharmaceuticals			43,470,000

	Semiconductors & Semiconductor Equipment – 1.4%

157,500	Intel Corp			9,426,375

	Software – 3.8%

157,500	Microsoft Corp			24,837,750

	Specialty Retail – 5.2%

157,500	Home Depot Inc			34,394,850

	Technology Hardware, Storage & Peripherals – 7.0%

157,500	Apple Inc			46,249,875

	Textiles, Apparel & Luxury Goods – 2.4%

157,500	NIKE Inc, Class B			15,956,325
	Total Long-Term Investments (cost $267,858,204)			662,739,525

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$2,982	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $2,981,853, collateralized by $2,930,000, U.S. Treasury Bonds, 2.500%, due 2/15/45, value $3,043,154	0.650%	1/02/20	$2,981,745
	Total Short-Term Investments (cost $2,981,745)			2,981,745
	Total Investments (cost $270,839,949) – 100.7%			665,721,270
	Other Assets Less Liabilities – (0.7)% (3)			(4,466,358)
	Net Assets Applicable to Common Shares – 100%			$661,254,912

Investments in Derivatives

Options Written

Description (4)	Type	Number of Contracts	Notional Amount (5)	Exercise Price	Expiration Date	Value
Russell 2000® Index	Call	(100)	$(16,600,000)	$1,660	1/17/20	$(261,500)
S&P 500® Index	Call	(1,125)	(362,812,500)	3,225	1/17/20	(3,926,250)
Total Options Written (premiums received $3,882,852)		(1,225)	$(379,412,500)			$(4,187,750)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(3)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(4)	Exchange-traded, unless otherwise noted.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 2.7%

8,289	Boeing Co	$2,700,224
4,194	Lockheed Martin Corp	1,633,060
6,046	Raytheon Co	1,328,548
11,504	United Technologies Corp, (2)	1,722,839
	Total Aerospace & Defense	7,384,671

	Air Freight & Logistics – 0.6%

14,315	United Parcel Service Inc, Class B	1,675,714

	Airlines – 0.3%

8,481	Alaska Air Group Inc	574,588
7,019	JetBlue Airways Corp, (3)	131,395
	Total Airlines	705,983

	Auto Components – 0.1%

7,507	Cooper Tire & Rubber Co	215,826

	Automobiles – 0.3%

75,856	Ford Motor Co, (2)	705,461

	Banks – 6.9%

115,053	Bank of America Corp, (2)	4,052,167
29,250	Citigroup Inc	2,336,783
11,992	Comerica Inc	860,426
12,187	Fifth Third Bancorp	374,628
46,801	Huntington Bancshares Inc, (2)	705,759
42,901	JPMorgan Chase & Co	5,980,399
32,078	Regions Financial Corp	550,459
30,615	US Bancorp	1,815,163
40,950	Wells Fargo & Co	2,203,110
	Total Banks	18,878,894

	Beverages – 2.4%

6,629	Brown-Forman Corp, Class B	448,121
55,381	Coca-Cola Co, (2)	3,065,338
23,400	PepsiCo Inc	3,198,078
	Total Beverages	6,711,537

	Biotechnology – 1.6%

19,022	AbbVie Inc, (2)	1,684,208
10,727	Amgen Inc	2,585,958
	Total Biotechnology	4,270,166

	Capital Markets – 3.0%

22,424	Charles Schwab Corp	1,066,485
7,411	CME Group Inc	1,487,536
15,210	Federated Investors Inc, Class B	495,694
7,216	Goldman Sachs Group Inc	1,659,175
12,967	Intercontinental Exchange Inc	1,200,096
28,567	Morgan Stanley	1,460,345
7,630	T Rowe Price Group Inc	929,639
	Total Capital Markets	8,298,970

Shares	Description (1)	Value

	Chemicals – 1.8%

11,602	Corteva Inc	$342,955
11,602	Dow Inc	634,977
11,602	DuPont de Nemours Inc	744,848
8,385	Eastman Chemical Co	664,595
6,826	Ecolab Inc	1,317,350
7,799	Olin Corp	134,533
2,072	Sherwin-Williams Co	1,209,095
	Total Chemicals	5,048,353

	Communications Equipment – 1.8%

70,201	Cisco Systems Inc, (2)	3,366,840
1,851	F5 Networks Inc, (3)	258,492
7,799	Motorola Solutions Inc	1,256,731
	Total Communications Equipment	4,882,063

	Consumer Finance – 0.7%

14,624	American Express Co	1,820,542

	Containers & Packaging – 0.6%

8,677	Avery Dennison Corp	1,135,125
9,457	International Paper Co	435,495
	Total Containers & Packaging	1,570,620

	Diversified Financial Services – 1.4%

17,161	Berkshire Hathaway Inc, Class B, (3)	3,886,967

	Diversified Telecommunication Services – 2.0%

71,859	AT&T Inc, (2)	2,808,250
41,926	Verizon Communications Inc, (2)	2,574,256
	Total Diversified Telecommunication Services	5,382,506

	Electric Utilities – 0.7%

14,234	Duke Energy Corp	1,298,283
2,730	IDACORP Inc	291,564
6,044	PNM Resources Inc	306,491
	Total Electric Utilities	1,896,338

	Electrical Equipment – 1.0%

6,239	Eaton Corp PLC	590,958
9,555	Emerson Electric Co	728,665
8,969	nVent Electric PLC	229,427
6,436	Rockwell Automation Inc	1,304,384
	Total Electrical Equipment	2,853,434

	Electronic Equipment, Instruments & Components – 0.4%

33,832	Corning Inc, (2)	984,850

	Energy Equipment & Services – 0.3%

17,159	Schlumberger Ltd	689,792
3,899	Valaris plc, (3)	25,577
	Total Energy Equipment & Services	715,369

	Entertainment – 1.9%

6,434	Electronic Arts Inc, (3)	691,719
5,948	Netflix Inc, (3)	1,924,594
19,012	Walt Disney Co	2,749,706
	Total Entertainment	5,366,019

	Equity Real Estate Investment Trust – 0.9%

4,289	Corporate Office Properties Trust	126,011
1,851	CyrusOne Inc	121,111
4,289	Douglas Emmett Inc	188,287

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

2,730	EPR Properties	$192,847
4,777	Healthcare Realty Trust Inc	159,409
3,412	JBG SMITH Properties	136,105
1,559	Life Storage Inc	168,809
3,608	National Retail Properties Inc	193,461
3,412	Prologis Inc	304,146
12,967	Sabra Health Care REIT Inc	276,716
9,262	Tanger Factory Outlet Centers Inc	136,429
3,216	Taubman Centers Inc	99,985
5,849	Urban Edge Properties	112,184
18,135	Washington Prime Group Inc	66,011
8,385	Weingarten Realty Investors	261,947
	Total Equity Real Estate Investment Trust	2,543,458

	Food & Staples Retailing – 0.6%

14,624	Walmart Inc	1,737,916

	Food Products – 0.4%

13,259	Archer-Daniels-Midland Co	614,554
16,770	Conagra Brands Inc	574,205
	Total Food Products	1,188,759

	Health Care Equipment & Supplies – 2.9%

25,740	Abbott Laboratories	2,235,777
39,001	Boston Scientific Corp, (2), (3)	1,763,625
2,341	Intuitive Surgical Inc, (3)	1,383,882
23,789	Medtronic PLC	2,698,862
	Total Health Care Equipment & Supplies	8,082,146

	Health Care Providers & Services – 3.4%

1,461	Acadia Healthcare Co Inc, (3)	48,534
4,388	Anthem Inc	1,325,308
15,015	CVS Health Corp	1,115,464
2,732	Humana Inc	1,001,333
6,629	Laboratory Corp of America Holdings, (3)	1,121,428
4,581	McKesson Corp	633,644
3,216	Tenet Healthcare Corp, (3)	122,304
13,164	UnitedHealth Group Inc	3,869,953
	Total Health Care Providers & Services	9,237,968

	Hotels, Restaurants & Leisure – 1.9%

3,802	Darden Restaurants Inc	414,456
13,652	McDonald’s Corp	2,697,772
25,349	Starbucks Corp	2,228,684
	Total Hotels, Restaurants & Leisure	5,340,912

	Household Durables – 0.3%

7,019	KB Home	240,541
1,072	Tempur Sealy International Inc, (3)	93,328
3,899	Whirlpool Corp	575,220
	Total Household Durables	909,089

	Household Products – 2.1%

16,282	Colgate-Palmolive Co	1,120,853
9,262	Kimberly-Clark Corp	1,273,988
26,617	Procter & Gamble Co	3,324,463
	Total Household Products	5,719,304

	Industrial Conglomerates – 1.8%

9,846	3M Co	1,737,031
87,947	General Electric Co, (2)	981,489
12,674	Honeywell International Inc	2,243,298
	Total Industrial Conglomerates	4,961,818

Shares	Description (1)	Value

	Insurance – 2.5%

14,624	Arthur J Gallagher & Co	$1,392,644
8,092	Fidelity National Financial Inc	366,972
16,477	Marsh & McLennan Cos Inc	1,835,703
14,234	MetLife Inc	725,507
9,652	Prudential Financial Inc	904,778
1,618	Reinsurance Group of America Inc	263,831
9,750	Travelers Cos Inc	1,335,262
	Total Insurance	6,824,697

	Interactive Media & Services – 5.3%

2,732	Alphabet Inc, Class A, (3)	3,659,214
3,511	Alphabet Inc, Class C, (3)	4,694,277
28,569	Facebook Inc, Class A, (3)	5,863,787
9,457	Twitter Inc, (3)	303,097
	Total Interactive Media & Services	14,520,375

	Internet & Direct Marketing Retail – 3.9%

4,583	Amazon.com Inc, (3)	8,468,651
752	Booking Holdings Inc, (3)	1,544,405
21,840	eBay Inc	788,642
	Total Internet & Direct Marketing Retail	10,801,698

	IT Services – 5.9%

5,849	Akamai Technologies Inc, (3)	505,237
2,437	Black Knight Inc, (3)	157,138
12,187	Fidelity National Information Services Inc	1,695,090
8,190	International Business Machines Corp, (2)	1,097,788
1,851	Jack Henry & Associates Inc	269,635
15,601	Mastercard Inc, Class A	4,658,302
15,794	PayPal Holdings Inc, (3)	1,708,437
4,681	VeriSign Inc, (3)	901,935
27,301	Visa Inc, Class A, (2)	5,129,858
	Total IT Services	16,123,420

	Life Sciences Tools & Services – 1.1%

1,853	Bio-Techne Corp	406,752
7,801	Thermo Fisher Scientific Inc	2,534,311
	Total Life Sciences Tools & Services	2,941,063

	Machinery – 2.4%

11,797	Caterpillar Inc	1,742,181
3,803	Cummins Inc	680,585
6,727	Deere & Co	1,165,520
9,360	Illinois Tool Works Inc, (2)	1,681,337
9,067	Pentair PLC	415,903
3,119	Snap-on Inc	528,358
2,826	Stanley Black & Decker Inc	468,381
467	Westinghouse Air Brake Technologies Corp	36,333
	Total Machinery	6,718,598

	Media – 1.4%

72,152	Comcast Corp, Class A, (2)	3,244,676
7,702	TEGNA Inc	128,546
11,894	ViacomCBS Inc, Class B	499,191
	Total Media	3,872,413

	Metals & Mining – 0.2%

35,197	Freeport-McMoRan Inc	461,784
3,183	Southern Copper Corp	135,214
	Total Metals & Mining	596,998

	Multiline Retail – 0.6%

13,552	Target Corp	1,737,502

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Multi-Utilities – 0.4%

12,967	Consolidated Edison Inc	$1,173,125

	Oil, Gas & Consumable Fuels – 4.6%

23,205	Chevron Corp, (2)	2,796,435
20,670	ConocoPhillips	1,344,170
10,432	EOG Resources Inc	873,784
42,803	Exxon Mobil Corp, (2)	2,986,793
7,604	Hess Corp	508,023
29,542	Marathon Oil Corp	401,181
10,920	Marathon Petroleum Corp	657,930
18,135	Occidental Petroleum Corp	747,343
6,727	ONEOK Inc	509,032
8,872	Phillips 66	988,430
9,067	Valero Energy Corp	849,125
6,434	WPX Energy Inc, (3)	88,403
	Total Oil, Gas & Consumable Fuels	12,750,649

	Pharmaceuticals – 5.0%

3,121	Allergan PLC, (2)	596,642
21,645	Bristol-Myers Squibb Co	1,389,393
14,137	Eli Lilly & Co	1,858,026
1,851	Jazz Pharmaceuticals PLC, (3)	276,317
28,567	Johnson & Johnson	4,167,068
28,665	Merck & Co Inc	2,607,082
75,174	Pfizer Inc, (2)	2,945,317
	Total Pharmaceuticals	13,839,845

	Real Estate Management & Development – 0.1%

1,754	Jones Lang LaSalle Inc	305,354

	Road & Rail – 0.9%

1,754	Avis Budget Group Inc, (3)	56,549
13,651	Union Pacific Corp, (2)	2,467,964
	Total Road & Rail	2,524,513

	Semiconductors & Semiconductor Equipment – 4.6%

12,090	Analog Devices Inc	1,436,775
59,086	Intel Corp, (2)	3,536,297
11,603	Microchip Technology Inc	1,215,066
8,776	NVIDIA Corp	2,064,993
21,742	QUALCOMM Inc	1,918,297
18,524	Texas Instruments Inc	2,376,444
	Total Semiconductors & Semiconductor Equipment	12,547,872

	Software – 6.1%

6,630	Autodesk Inc, (3)	1,216,340
5,362	CDK Global Inc	293,194
85,704	Microsoft Corp, (2)	13,515,521
33,637	Oracle Corp, (2)	1,782,088
	Total Software	16,807,143

	Specialty Retail – 3.2%

6,492	Best Buy Co Inc	569,998
5,557	Dick’s Sporting Goods Inc	275,016
17,552	Home Depot Inc, (2)	3,833,006
18,524	Lowe’s Cos Inc	2,218,434
4,679	Tiffany & Co	625,348
20,865	TJX Cos Inc	1,274,017
2,730	Urban Outfitters Inc, (3)	75,812
	Total Specialty Retail	8,871,631

	Technology Hardware, Storage & Peripherals – 5.1%

47,777	Apple Inc	14,029,716

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 0.9%

1,365	Kontoor Brands Inc			$57,316
10,920	NIKE Inc, Class B			1,106,305
15,015	Under Armour Inc, Class C, (3)			287,988
10,042	VF Corp, (2)			1,000,786
	Total Textiles, Apparel & Luxury Goods			2,452,395

	Tobacco – 0.7%

18,524	Altria Group Inc			924,533
12,967	Philip Morris International Inc			1,103,362
	Total Tobacco			2,027,895

	Trading Companies & Distributors – 0.4%

3,414	WW Grainger Inc			1,155,707
	Total Common Stocks (cost $116,805,186)			275,598,262

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0%

	Pharmaceuticals – 0.0%

13,500	Bristol-Myers Squibb Co			$40,635
	Total Common Stock Rights (cost $28,755)			40,635
	Total Long-Term Investments (cost $116,833,941)			275,638,897

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$1,249	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $1,249,486, collateralized by $1,150,000, U.S. Treasury Bonds, 2.875%, due 8/15/45, value $1,279,845	0.650%	1/02/20	$1,249,441
	Total Short-Term Investments (cost $1,249,441)			1,249,441
	Total Investments (cost $118,083,382) – 100.6%			276,888,338
	Other Assets Less Liabilities – (0.6)% (4)			(1,608,366)
	Net Assets Applicable to Common Shares – 100%			$275,279,972

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Russell 2000® Index	Call	(40)	$(6,640,000)	$1,660	1/17/20	$(104,600)
S&P 500® Index	Call	(465)	(149,962,500)	3,225	1/17/20	(1,622,850)
Total Options Written (premiums received $1,603,360)		(505)	$(156,602,500)			$(1,727,450)

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.7%

	COMMON STOCKS – 100.7%

	Air Freight & Logistics – 0.0%

3,000	FedEx Corp	$453,630

	Airlines – 0.4%

33,821	Delta Air Lines Inc	1,977,852
7,356	Ryanair Holdings PLC, ADR	644,459
28,693	Southwest Airlines Co	1,548,848
	Total Airlines	4,171,159

	Auto Components – 0.2%

29,023	American Axle & Manufacturing Holdings Inc	312,288
23,986	Gentex Corp	695,114
4,600	Lear Corp	631,120
	Total Auto Components	1,638,522

	Automobiles – 0.0%

53,641	Ford Motor Co	498,861

	Banks – 0.1%

5,455	JPMorgan Chase & Co	760,427

	Beverages – 0.8%

24,872	Brown-Forman Corp, Class B	1,681,347
99,200	Monster Beverage Corp, (2)	6,304,160
	Total Beverages	7,985,507

	Biotechnology – 6.7%

9,056	Agios Pharmaceuticals Inc, (2)	432,424
15,331	Alkermes PLC, (2)	312,752
120,000	Amgen Inc, (3)	28,928,400
30,946	Biogen Inc, (2)	9,182,607
219,937	Gilead Sciences Inc, (3)	14,291,506
67,590	ImmunoGen Inc, (2)	345,047
11,495	Ionis Pharmaceuticals Inc, (2)	694,413
14,000	Myriad Genetics Inc, (2)	381,220
19,200	Regeneron Pharmaceuticals Inc, (2)	7,209,216
13,285	Seattle Genetics Inc, (2)	1,517,944
3,945	United Therapeutics Corp, (2)	347,476
	Total Biotechnology	63,643,005

	Capital Markets – 0.6%

10,802	Moody’s Corp	2,564,503
26,700	Morgan Stanley	1,364,904
12,686	SEI Investments Co	830,679
7,968	T Rowe Price Group Inc	970,821
	Total Capital Markets	5,730,907

	Chemicals – 0.3%

6,428	Ecolab Inc	1,240,540
3,290	Sherwin-Williams Co	1,919,846
	Total Chemicals	3,160,386

	Commercial Services & Supplies – 0.5%

11,265	Copart Inc, (2)	1,024,439
8,298	IAA Inc, (2)	390,504
8,298	KAR Auction Services Inc	180,813

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

16,365	Tetra Tech Inc	$1,410,008
7,836	Waste Connections Inc	711,431
10,274	Waste Management Inc	1,170,825
	Total Commercial Services & Supplies	4,888,020

	Communications Equipment – 3.8%

735,000	Cisco Systems Inc, (3)	35,250,600
5,452	F5 Networks Inc, (2)	761,372
	Total Communications Equipment	36,011,972

	Containers & Packaging – 0.1%

4,364	Ball Corp	282,220
10,909	International Paper Co	502,359
	Total Containers & Packaging	784,579

	Distributors – 0.2%

3,763	Genuine Parts Co	399,743
8,507	Pool Corp	1,806,717
	Total Distributors	2,206,460

	Diversified Consumer Services – 0.2%

47,131	Service Corp International/US	2,169,440

	Electrical Equipment – 0.2%

10,254	Rockwell Automation Inc	2,078,178

	Electronic Equipment, Instruments & Components – 0.5%

13,253	Amphenol Corp, Class A	1,434,372
4,010	Arrow Electronics Inc, (2)	339,807
6,503	Avnet Inc	275,987
33,069	Corning Inc	962,639
8,393	Keysight Technologies Inc, (2)	861,374
15,009	National Instruments Corp	635,481
	Total Electronic Equipment, Instruments & Components	4,509,660

	Energy Equipment & Services – 0.0%

35,500	Nabors Industries Ltd	102,240
40,695	Transocean Ltd, (2)	279,982
	Total Energy Equipment & Services	382,222

	Entertainment – 0.0%

10,583	Cinemark Holdings Inc	358,235

	Equity Real Estate Investment Trust – 0.4%

20,097	Apartment Investment & Management Co, Class A	1,038,010
59,567	CubeSmart	1,875,169
3,380	Retail Value Inc	124,384
32,514	SITE Centers Corp	455,847
	Total Equity Real Estate Investment Trust	3,493,410

	Food & Staples Retailing – 0.3%

4,146	Casey’s General Stores Inc	659,172
27,602	Kroger Co	800,182
9,491	Sysco Corp	811,860
22,148	US Foods Holding Corp, (2)	927,780
	Total Food & Staples Retailing	3,198,994

	Food Products – 0.2%

16,583	Conagra Brands Inc	567,802
5,782	Hain Celestial Group Inc, (2)	150,072
12,000	Pilgrim’s Pride Corp, (2)	392,580
4,147	Post Holdings Inc, (2)	452,437
	Total Food Products	1,562,891

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.5%

74,842	Abbott Laboratories, (3)	$6,500,776
3,982	Becton Dickinson and Co, (3)	1,082,984
17,456	Danaher Corp	2,679,147
9,202	Hill-Rom Holdings Inc	1,044,703
4,050	Stryker Corp, (3)	850,257
12,110	Zimmer Biomet Holdings Inc, (3)	1,812,625
	Total Health Care Equipment & Supplies	13,970,492

	Health Care Providers & Services – 0.2%

4,464	McKesson Corp, (3)	617,460
8,669	Universal Health Services Inc, Class B	1,243,655
	Total Health Care Providers & Services	1,861,115

	Hotels, Restaurants & Leisure – 0.5%

22,598	Carnival Corp	1,148,656
10,909	Darden Restaurants Inc	1,189,190
31,857	Restaurant Brands International Inc	2,031,521
	Total Hotels, Restaurants & Leisure	4,369,367

	Household Durables – 0.2%

45,314	KB Home	1,552,911

	Industrial Conglomerates – 0.1%

6,260	Honeywell International Inc	1,108,020

	Insurance – 0.3%

25,800	Fidelity National Financial Inc	1,170,030
13,092	Globe Life Inc	1,377,933
	Total Insurance	2,547,963

	Interactive Media & Services – 14.9%

32,600	Alphabet Inc., Class A (2)	43,664,114
33,600	Alphabet Inc., Class C (2), (3)	44,923,872
46,910	Baidu Inc, ARR, (2), (3)	5,929,424
200,000	Facebook Inc, Class A, (2)	41,050,000
19,201	IAC/InterActiveCorp	4,783,161
32,728	Twitter Inc, (2)	1,048,933
	Total Interactive Media & Services	141,399,504

	Internet & Direct Marketing Retail – 13.2%

53,000	Amazon.com Inc, (2)	97,935,520
9,274	Booking Holdings Inc, (2)	19,046,292
229,104	eBay Inc, (3)	8,272,946
	Total Internet & Direct Marketing Retail	125,254,758

	IT Services – 4.4%

7,911	Black Knight Inc, (2)	510,101
13,463	DXC Technology Co	506,074
25,900	Fidelity National Information Services Inc	3,602,431
20,900	Genpact Ltd	881,353
25,384	Global Payments Inc	4,634,103
64,256	Infosys Ltd, ADR	663,122
49,092	Jack Henry & Associates Inc	7,151,232
5,400	Leidos Holdings Inc	528,606
213,259	PayPal Holdings Inc, (2)	23,068,226
6,733	Perspecta Inc	178,021
	Total IT Services	41,723,269

	Life Sciences Tools & Services – 0.6%

63,277	Agilent Technologies Inc	5,398,161
5,200	Charles River Laboratories International Inc, (2)	794,352
	Total Life Sciences Tools & Services	6,192,513

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Machinery – 0.2%

10,391	Caterpillar Inc	$1,534,543
8,700	Fortive Corp	664,593
	Total Machinery	2,199,136

	Media – 3.9%

5,347	AMC Networks Inc, Class A, (2)	211,206
740,000	Comcast Corp, Class A, (3)	33,277,800
86,878	News Corp, Class A	1,228,455
72,100	News Corp, Class B	1,046,171
20,947	ViacomCBS Inc, Class B	879,146
7,458	WPP PLC, ADR	524,223
	Total Media	37,167,001

	Multiline Retail – 0.2%

69,505	JC Penney Co Inc	77,846
7,528	Kohl’s Corp	383,551
11,020	Target Corp	1,412,874
	Total Multiline Retail	1,874,271

	Oil, Gas & Consumable Fuels – 0.2%

9,491	Continental Resources Inc/OK	325,541
10,146	Devon Energy Corp	263,492
26,000	Marathon Oil Corp	353,080
12,330	Noble Energy Inc	306,277
28,041	QEP Resources Inc	126,184
16,802	Range Resources Corp	81,490
	Total Oil, Gas & Consumable Fuels	1,456,064

	Pharmaceuticals – 1.0%

137,136	Bristol-Myers Squibb Co	8,802,760
6,499	Jazz Pharmaceuticals PLC, (2)	970,171
	Total Pharmaceuticals	9,772,931

	Professional Services – 0.4%

11,246	IHS Markit Ltd	847,386
12,505	ManpowerGroup Inc	1,214,236
21,381	Robert Half International Inc	1,350,210
	Total Professional Services	3,411,832

	Semiconductors & Semiconductor Equipment – 12.9%

100,370	Analog Devices Inc	11,927,971
330,000	Applied Materials Inc, (3)	20,143,200
670,000	Intel Corp, (3)	40,099,500
90,004	NVIDIA Corp	21,177,941
30,423	ON Semiconductor Corp, (2)	741,713
6,473	Power Integrations Inc	640,244
257,470	QUALCOMM Inc, (3)	22,716,578
11,070	Silicon Laboratories Inc, (2)	1,283,899
22,000	Skyworks Solutions Inc	2,659,360
21,819	Taiwan Semiconductor Manufacturing Co Ltd, ADR	1,267,684
	Total Semiconductors & Semiconductor Equipment	122,658,090

	Software – 15.1%

19,637	ANSYS Inc, (2)	5,054,760
58,910	Autodesk Inc, (2)	10,807,629
13,000	CDK Global Inc	710,840
5,245	j2 Global Inc, (3)	491,509
775,000	Microsoft Corp, (3)	122,217,500
1,728	MicroStrategy Inc, Class A, (2), (3)	246,465
24,247	Open Text Corp	1,068,565
43,639	Oracle Corp	2,311,994
13,531	PTC Inc, (2)	1,013,337
	Total Software	143,922,599

Shares	Description (1)			Value

	Specialty Retail – 0.8%

16,258	Aaron’s Inc			$928,494
4,877	Advance Auto Parts Inc			781,100
873	AutoZone Inc, (2)			1,040,014
18,001	Bed Bath & Beyond Inc			311,417
21,819	CarMax Inc, (2)			1,912,872
19,136	Dick’s Sporting Goods Inc			947,041
10,146	Foot Locker Inc			395,593
15,800	Michaels Cos Inc, (2)			127,822
15,274	Sally Beauty Holdings Inc, (2)			278,750
19,420	Urban Outfitters Inc, (2)			539,293
	Total Specialty Retail			7,262,396

	Technology Hardware, Storage & Peripherals – 14.3%

455,000	Apple Inc, (3)			133,610,750
20,777	Hewlett Packard Enterprise Co			329,523
29,000	NetApp Inc			1,805,250
	Total Technology Hardware, Storage & Peripherals			135,745,523

	Textiles, Apparel & Luxury Goods – 0.2%

8,067	PVH Corp			848,245
4,144	Ralph Lauren Corp			485,760
19,420	Skechers USA Inc, Class A, (2)			838,750
	Total Textiles, Apparel & Luxury Goods			2,172,755

	Wireless Telecommunication Services – 0.1%

31,206	Sprint Corp, (2)			162,583
20,995	Telephone & Data Systems Inc			533,903
14,195	United States Cellular Corp, (2)			514,285
	Total Wireless Telecommunication Services			1,210,771
	Total Common Stocks (cost $293,417,486)			958,519,746

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0%

	Pharmaceuticals – 0.0%

137,136	Bristol-Myers Squibb Co			$412,779
	Total Common Stock Rights (cost $292,100)			412,779
	Total Long-Term Investments (cost $293,709,586)			958,932,525

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%

$2,698	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $2,697,848, collateralized by $2,650,000, U.S. Treasury Bonds, 2.500%, due 2/15/45, value $2,752,340	0.650%	1/02/20	$2,697,751
	Total Short-Term Investments (cost $2,697,751)			2,697,751
	Total Investments (cost $296,407,337) – 101.0%			961,630,276
	Other Assets Less Liabilities – (1.0)% (4)			(9,685,121)
	Net Assets Applicable to Common Shares – 100%			$951,945,155

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2019

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
NASDAQ 100® Stock Index	Call	(200)	$(173,400,000)	$8,670	1/17/20	$(3,076,000)
NASDAQ 100® Stock Index	Call	(200)	(173,500,000)	8,675	1/17/20	(3,002,000)
NASDAQ 100® Stock Index	Call	(200)	(173,600,000)	8,680	1/17/20	(2,930,000)
Russell 2000® Index	Call	(135)	(22,410,000)	1,660	1/17/20	(353,025)
Total Options Written (premiums received $7,624,481)		(735)	$(542,910,000)			$(9,361,025)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2019

	BXMX	DIAX	SPXX	QQQX
Assets
Long-term investments, at value (cost $600,477,786, $267,858,204, $116,833,941 and $293,709,586, respectively)	$1,435,347,621	$662,739,525	$275,638,897	$958,932,525
Short-term investments, at value (cost approximates value)	26,089,426	2,981,745	1,249,441	2,697,751
Cash	1,430	8,645	—	24,882
Receivable for:
Dividends	1,346,086	366,930	253,068	119,761
Interest	471	54	23	49
Investment sold	—	—	389,513	246,019
Options sold	3,714,928	—	—	—
Reclaims	—	—	—	329
Shares sold	1,015,808	—	141,513	—
Deferred offering costs	—	—	—	254,182
Other assets	261,317	38,242	40,838	90,972
Total assets	1,467,777,087	666,135,141	277,713,293	962,366,470
Liabilities
Cash overdraft	—	—	385,911	—
Options written, at value (premiums received $24,379,850, $3,882,852, $1,603,360 and $7,624,481, respectively)	38,271,150	4,187,750	1,727,450	9,361,025
Payable for options purchased	5,225,219	—	—	—
Accrued expenses:
Management fees	1,005,026	477,940	189,870	668,212
Trustees fees	274,966	44,697	43,453	99,859
Shelf offering costs	—	—	—	5,569
Other	328,832	169,842	86,637	286,650
Total liabilities	45,105,193	4,880,229	2,433,321	10,421,315
Net assets applicable to common shares	$1,422,671,894	$661,254,912	$275,279,972	$951,945,155
Common shares outstanding	104,020,906	36,341,012	16,923,149	39,468,715
Net asset value (“NAV”) per share common outstanding	$13.68	$18.20	$16.27	$24.12
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,040,209	$363,410	$169,231	$394,687
Paid-in-surplus	641,834,800	276,629,384	128,209,839	304,525,091
Total distributable earnings	779,796,885	384,262,118	146,900,902	647,025,377
Net assets applicable to common shares	$1,422,671,894	$661,254,912	$275,279,972	$951,945,155
Authorized common shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2019

	BXMX	DIAX	SPXX	QQQX
Investment Income
Dividends	$28,532,579	$15,860,667	$5,460,878	$10,200,894
Foreign tax withheld on dividend income	(12,820)	—	—	(22,569)
Interest	356,814	14,028	8,066	31,811
Total investment income	28,876,573	15,874,695	5,468,944	10,210,136
Expenses
Management fees	11,532,406	5,524,828	2,134,448	7,362,076
Custodian fees	138,522	64,585	41,485	87,290
Trustees fees	38,216	17,994	7,161	23,979
Professional fees	90,682	82,685	100,741	63,281
Shareholder reporting expenses	204,928	92,047	61,837	128,204
Shareholder servicing agent fees	1,154	505	176	551
Shelf offering expenses	188,931	188,745	137,283	—
Stock exchange listing fees	29,180	10,258	6,862	—
Investor relations expenses	147,687	69,325	32,637	109,920
Other	238,242	138,126	55,966	245,513
Total expenses	12,609,948	6,189,098	2,578,596	8,020,814
Net investment income (loss)	16,266,625	9,685,597	2,890,348	2,189,322
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	91,040,904	41,997,130	8,946,838	76,537,118
Options purchased	—	107,085	38,407	145,883
Options written	(128,468,045)	(53,907,750)	(21,461,425)	(87,367,839)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	246,272,851	89,858,633	57,362,755	215,791,192
Options written	(17,672,868)	1,993,945	782,286	2,970,469
Net realized and unrealized gain (loss)	191,172,842	80,049,043	45,668,861	208,076,823
Net increase (decrease) in net assets from operations	$207,439,467	$89,734,640	$48,559,209	$210,266,145

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	BXMX		DIAX
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$16,266,625	$15,883,099	$9,685,597	$9,194,656
Net realized gain (loss) from:
Investments and foreign currency	91,040,904	77,348,537	41,997,130	24,386,937
Options purchased	—	—	107,085	(54,184)
Options written	(128,468,045)	(31,389,997)	(53,907,750)	(4,180,303)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	246,272,851	(150,391,375)	89,858,633	(59,428,478)
Options purchased	—	—	—	18,912
Options written	(17,672,868)	9,452,928	1,993,945	(3,063,607)
Net increase (decrease) in net assets applicable to common shares from operations	207,439,467	(79,096,808)	89,734,640	(33,126,067)
Distributions to Common Shareholders
Dividends	(16,177,307)	(54,443,327)	(9,874,342)	(16,959,467)
Return of capital	(80,354,319)	(47,095,759)	(32,911,527)	(27,798,055)
Decrease in net assets applicable to common shares from distributions to shareholders	(96,531,626)	(101,539,086)	(42,785,869)	(44,757,522)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	3,299,488	561,188	3,692,490	164,266
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	795,979	1,739,948	393,733	360,068
Net increase (decrease) in net assets applicable to common shares from capital share transactions	4,095,467	2,301,136	4,086,223	524,334
Net increase (decrease) in net assets applicable to common shares	115,003,308	(178,334,758)	51,034,994	(77,359,255)
Net assets applicable to common shares at the beginning of period	1,307,668,586	1,486,003,344	610,219,918	687,579,173
Net assets applicable to common shares at the end of period	$1,422,671,894	$1,307,668,586	$661,254,912	$610,219,918

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	SPXX		QQQX
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$2,890,348	$2,881,241	$2,189,322	$2,186,149
Net realized gain (loss) from:
Investments and foreign currency	8,946,838	13,112,032	76,537,118	76,302,757
Options purchased	38,407	(17,311)	145,883	(137,654)
Options written	(21,461,425)	(1,602,618)	(87,367,839)	(15,908,056)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	57,362,755	(28,912,532)	215,791,192	(90,287,978)
Options purchased	—	9,456	—	18,912
Options written	782,286	(1,216,768)	2,970,469	(8,656,830)
Net increase (decrease) in net assets applicable to common shares from operations	48,559,209	(15,746,500)	210,266,145	(36,482,700)
Distributions to Common Shareholders
Dividends	(3,025,188)	(3,432,445)	(2,259,594)	(53,127,433)
Return of capital	(14,715,470)	(14,867,541)	(58,953,342)	(9,358,525)
Decrease in net assets applicable to common shares from distributions to shareholders	(17,740,658)	(18,299,986)	(61,212,936)	(62,485,958)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	5,909,430	6,083,367	35,551,397	28,570,110
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	208,444	241,272	410,076	1,168,107
Net increase (decrease) in net assets applicable to common shares from capital share transactions	6,117,874	6,324,639	35,961,473	29,738,217
Net increase (decrease) in net assets applicable to common shares	36,936,425	(27,721,847)	185,014,682	(69,230,441)
Net assets applicable to common shares at the beginning of period	238,343,547	266,065,394	766,930,473	836,160,914
Net assets applicable to common shares at the end of period	$275,279,972	$238,343,547	$951,945,155	$766,930,473

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2019	$12.61	$0.16	$1.84	$2.00	$(0.16)	$—	$(0.77)	$(0.93)	$—	*	$—	*	$13.68	$13.75
2018	14.35	0.15	(0.91)	(0.76)	(0.16)	(0.37)	(0.45)	(0.98)	—	*	—	*	12.61	12.07
2017	13.52	0.16	1.58	1.74	(0.15)	—	(0.76)	(0.91)	—		—		14.35	14.25
2016	13.34	0.18	0.93	1.11	(0.44)	(0.29)	(0.20)	(0.93)	—		—		13.52	12.72
2015	13.65	0.17	0.52	0.69	(1.00)	—	—	(1.00)	—		—		13.34	13.43

DIAX
Year Ended 12/31:
2019	16.90	0.27	2.21	2.48	(0.27)	—	(0.91)	(1.18)	—	*	—	*	18.20	17.66
2018	19.05	0.25	(1.16)	(0.91)	(0.25)	(0.22)	(0.77)	(1.24)	—	*	—	*	16.90	16.12
2017	16.55	0.26	3.30	3.56	(0.26)	—	(0.80)	(1.06)	—		—		19.05	18.84
2016	15.78	0.27	1.54	1.81	(0.27)	—	(0.77)	(1.04)	—		—		16.55	15.00
2015	16.83	0.25	(0.24)	0.01	(0.65)	(0.07)	(0.34)	(1.06)	—		—		15.78	14.36

SPXX
Year Ended 12/31:
2019	14.42	0.17	2.74	2.91	(0.18)	—	(0.88)	(1.06)	—	*	—	*	16.27	16.47
2018	16.47	0.18	(1.12)	(0.94)	(0.18)	(0.03)	(0.91)	(1.12)	—	*	0.01		14.42	14.04
2017	14.98	0.19	2.29	2.48	(0.19)	—	(0.80)	(0.99)	—		—		16.47	17.31
2016	14.72	0.20	1.04	1.24	(0.85)	—	(0.13)	(0.98)	—		—		14.98	14.40
2015	15.61	0.20	(0.05)	0.15	(0.70)	—	(0.34)	(1.04)	—		—		14.72	13.47

QQQX
Year Ended 12/31:
2019	20.27	0.06	5.33	5.39	(0.05)	—	(1.51)	(1.56)	—	*	0.02		24.12	24.05
2018	22.84	0.06	(0.98)	(0.92)	(0.06)	(1.37)	(0.25)	(1.68)	—	*	0.03		20.27	20.00
2017	19.58	0.04	4.66	4.70	(0.04)	(0.50)	(0.90)	(1.44)	—		—		22.84	24.21
2016	19.98	0.09	0.91	1.00	(0.09)	(0.81)	(0.50)	(1.40)	—		—		19.58	18.56
2015	19.86	0.11	1.41	1.52	(0.43)	(0.97)	—	(1.40)	—		—		19.98	19.37

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

16.16%	22.08%	1,422,672	0.91%	1.18%	4%
(5.56)	(8.88)	1,307,669	0.89	1.10	5
13.21	19.59	1,486,003	0.91	1.12	2
8.68	1.75	1,399,863	0.93	1.34	5
5.17	19.80	1,381,889	0.91	1.24	8

14.94	17.07	661,255	0.95	1.49	6
(5.01)	(8.27)	610,220	0.92	1.37	9
22.12	33.65	687,579	0.93	1.47	5
11.95	12.18	597,216	0.94	1.73	6
0.17	0.18	569,604	0.93	1.52	18

20.62	25.40	275,280	0.99	1.11	8
(6.03)	(12.99)	238,344	0.91	1.08	16
16.91	27.91	266,065	0.92	1.18	11
8.73	14.75	242,003	0.93	1.39	13
1.09	1.70	237,809	0.92	1.32	21

27.33	28.73	951,945	0.91	0.25	11
(4.39)	(11.15)	766,930	0.91	0.25	23
24.63	39.24	836,161	0.93	0.17	17
5.28	3.30	715,835	0.94	0.49	17
7.97	8.47	730,622	0.93	0.54	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX and SPXX are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX and QQQX were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is December 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2019 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX and QQQX.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months after the calendar year end. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Funds’ investment in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,435,347,621	$—	$—	$1,435,347,621

Short-Term Investments:
Repurchase Agreements	—	26,089,426	—	26,089,426

Investments in Derivatives:
Options Written	(38,271,150)	—	—	(38,271,150)
Total	$1,397,076,471	$26,089,426	$—	$1,423,165,897
DIAX
Long-Term Investments*:
Common Stocks	$662,739,525	$—	$—	$662,739,525

Short-Term Investments:
Repurchase Agreements	—	2,981,745	—	2,981,745

Investments in Derivatives:
Options Written	(4,187,750)	—	—	(4,187,750)
Total	$658,551,775	$2,981,745	$—	$661,533,520
SPXX
Long-Term Investments*:
Common Stocks	$275,598,262	$—	$—	$275,598,262
Common Stock Rights	40,635	—	—	40,635

Short-Term Investments:
Repurchase Agreements	—	1,249,441	—	1,249,441

Investments in Derivatives:
Options Written	(1,727,450)	—	—	(1,727,450)
Total	$273,911,447	$1,249,441	$—	$275,160,888
QQQX
Long-Term Investments*:
Common Stocks	$958,519,746	$—	$—	$958,519,746
Common Stock Rights	412,779	—	—	412,779

Short-Term Investments:
Repurchase Agreements	—	2,697,751	—	2,697,751

Investments in Derivatives:
Options Written	(9,361,025)	—	—	(9,361,025)
Total	$949,571,500	$2,697,751	$—	$952,269,251
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

Notes to Financial Statements (continued)

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
BXMX	Fixed Income Clearing Corporation	$26,089,426	$(26,089,426)	$—
DIAX	Fixed Income Clearing Corporation	2,981,745	(2,981,745)	—
SPXX	Fixed Income Clearing Corporation	1,249,441	(1,249,441)	—
QQQX	Fixed Income Clearing Corporation	2,697,751	(2,697,751)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX
Purchases	$48,651,154	$38,991,462	$20,494,118	$97,024,092
Sales	248,690,623	124,800,689	49,622,979	201,324,147

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. Each Fund also purchased and sold a small amount of call options and put options as part of its overwrite strategy.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX**	SPXX**	QQQX**
Average notional amount of outstanding call options purchased*		$—	$—	$—

	BXMX	DIAX	SPXX	QQQX
Average notional amount of outstanding call options written*	$(1,354,244,000)	$(361,232,400)	$(144,594,200)	$(485,267,000)

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*		$456,000	$228,000	$456,000

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options written*		$(2,565,000)	$(1,026,000)	$(3,534,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
**

DIAX, SPXX and QQQX invested in call options purchased during the current fiscal period. However the Funds did not hold any such positions at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.

The following table presents the fair value of all options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options written	—	$—	Options written, at value	$(38,271,150)
DIAX
Equity price	Options written	—	$—	Options written, at value	$(4,187,750)
SPXX
Equity price	Options written	—	$—	Options written, at value	$(1,727,450)
QQQX
Equity price	Options written	—	$—	Options written, at value	$(9,361,025)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options written	$(128,468,045)	$(17,672,868)
DIAX	Equity price	Options purchased	107,085	—
DIAX	Equity price	Options written	(53,907,750)	1,993,945
SPXX	Equity price	Options purchased	38,407	—
SPXX	Equity price	Options written	(21,461,425)	782,286
QQQX	Equity price	Options purchased	145,883	—
QQQX	Equity price	Options written	(87,367,839)	2,970,469

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

The Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	BXMX		DIAX		SPXX		QQQX
	Year Ended 12/31/19	Year Ended 12/31/18*	Year Ended 12/31/19	Year Ended 12/31/18*	Year Ended 12/31/19	Year Ended 12/31/18**	Year Ended 12/31/19	Year Ended 12/31/18***
Additional authorized common shares	10,400,000	10,400,000	3,600,000	3,600,000	1,600,000	1,600,000	11,355,021	3,700,000
Common shares sold	242,725	39,402	205,606	8,500	380,562	361,950	1,619,980	1,169,702
Offering proceeds, net of offering costs	$3,299,488	$561,188	$3,692,490	$164,266	$5,909,430	$6,083,367	$35,551,397	$28,570,110
*	Represents total additional authorized shares for the period October 2, 2018 through December 31, 2018.
**	Represents total additional authorized shares for the period June 14, 2018 through December 31, 2018.
***	Represents total additional authorized shares for the period June 28, 2018 through December 31, 2018.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	BXMX		DIAX		SPXX		QQQX
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Common shares:
Sold through shelf offering	242,725	39,402	205,606	8,500	380,562	361,950	1,619,980	1,169,702
Issued to shareholders due to reinvestment of distributions	60,255	123,975	22,246	19,310	13,426	14,632	18,331	49,387
Weighted average common share:
Premium to NAV per shelf offering sold	1.18%	1.56%	1.34%	1.57%	1.27%	3.33%	1.78%	3.36%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX
Tax cost of investments	$588,479,773	$266,949,065	$116,294,247	$294,735,238
Gross unrealized:
Appreciation	$854,819,104	$396,426,798	$163,529,610	$669,020,676
Depreciation	(20,132,980)	(1,842,343)	(4,662,969)	(11,486,663)
Net unrealized appreciation (depreciation) of investments	$834,686,124	$394,584,455	$158,866,641	$657,534,013

Permanent differences, primarily due to foreign currency transactions, real estate investment trust adjustments and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2019, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Funds’ tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ tax years ended December 31, 2019 and December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$16,177,307	$9,874,342	$3,025,188	$2,259,594
Distributions from net long-term capital gains	—	—	—	—
Return of capital	80,354,319	32,911,527	14,715,470	58,953,342

2018	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$16,056,678	$9,194,656	$2,948,858	$2,053,079
Distributions from net long-term capital gains	38,386,649	7,764,811	483,587	51,074,354
Return of capital	47,095,759	27,798,055	14,867,541	9,358,525

[1] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Notes to Financial Statements (continued)

As of December 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	BXMX	DIAX	SPXX	QQQX
Not subject to expiration:
Short-term	$54,889,322	$10,322,337	$8,287,385	$10,508,636
Long-term	—	—	3,678,354	—
Total	$54,889,322	$10,322,337	$11,965,739	$10,508,636

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2019, the complex-level fee for each Fund was 0.1562%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	BXMX	DIAX	SPXX	QQQX
% DRD	100.0%	100.0%	100.0%	100.0%
% QDI	100.0%	100.0%	100.0%	100.0%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Common Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500®. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

Nasdaq-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), which measures the performance of a theoretical portfolio that owns a basket of the

Glossary of Terms Used in this Report (continued)

(Unaudited)

stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% Nasdaq-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

SPXX Blended Benchmark: The SPXX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® and 2) 45% S&P 500®, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		157

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		157

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		157

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		157

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		157

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		157

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		157

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		157

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Effective July 1, 2017, Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund (JDD) and Nuveen Real Estate Income Fund (JRS). Effective February 27, 2020, Mr. Young was appointed as a Board Member of JDD and JRS.

(3)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-D-1219D 1077310-INV-Y-02/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2019	$36,110	$6,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2018	$36,194	$10,000	$2,752	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2019	$0	$0	$0	$0
December 31, 2018	$2,752	$0	$0	$2,752

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

David Friar, Managing Director and Portfolio Manager (since 2011) of Nuveen Asset Management, entered the financial services industry in 1998. He is the lead manager of the equity index, mid cap index, small cap index and enhanced equity index strategies and related institutional portfolios. He joined the team managing the Equity, mid cap and small cap Index Strategies in 2000 and became part of the enhanced equity index team in 2007. He joined the firm in 1999 as a member of the performance measurement group.

Jody Hrazanek joined Nuveen in May 2018 from Voya Investment Management (2005 to 2018) where she was head of Strategy Design and Implementation. In this role, she was portfolio manager for a number of multi-asset strategies including target date, portable alpha and option overlay strategies. Ms. Hrazanek has been a portfolio manager of the Fund since September 1, 2018. She is the lead portfolio manager in Nuveen’s multi asset and strategic solutions investment team. She leads structured investments strategies, including volatility management, option overlay and related portfolios.

Item 8 (a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2019, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

		(ii) Number of Other Accounts Managed and Assets by Account Type							(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts				Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Friar	4	$1.85 billion	0	$0	0 1	*	$ $	0 95 million	N/A	N/A	N/A

Jody Hrazanek	4	$1.85 billion	0	$0	6 1	*	$ $	72.4 million 71 million	N/A	N/A	N/A

*

Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF DIAX SECURITIES AS OF December 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Friar	X
Jody Hrazanek	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT

COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dow 30SM Dynamic Overwrite Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 6, 2020